Exhibit 10.32

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (I) A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR (II) AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT TO PURCHASE

SHARES OF COMMON STOCK

OF

SFX ENTERTAINMENT, INC.

Warrant No. 9-2013

Number of Shares: 500,000

1.                                      Issuance.  This Warrant is issued to ID&T Holding B.V. by SFX Entertainment, Inc., a Delaware corporation (hereinafter with its successors called the “Company”).

2.                                      Warrant Price; Number of Shares.  Subject to the terms and conditions hereinafter set forth, the registered holder of this Warrant (the “Holder”), commencing on the date hereof, is entitled upon surrender of this Warrant with the Exercise Notice (as defined below), at the office of the Company at 430 Park Avenue, New York, NY 10022, or such other office as the Company shall notify the Holder of in writing (“Principal Office”), to purchase from the Company at a price per share (the “Warrant Price”) of $2.50 per share, five hundred thousand (500,000) fully paid and non-assessable shares of the Company’s common stock (the “Common Stock”), par value $0.001 per share, of the Company (the “Shares”).  Until such time as this Warrant is exercised in full or expires, the Warrant Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.  This Warrant will be void after 5:00 p.m., Eastern Time, March 15, 2020 (the “Expiration Date”).  If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Warrant may be exercised on the next succeeding day which is not such a day in accordance with the terms herein.

3.                                      Payment of Warrant Price.  The Warrant Price may be paid (i) in cash, by wire transfer or by certified check acceptable to the Company, (ii) by cashless exercise pursuant to Section 3(a) below, or (iii) by any combination of the foregoing.

(a)                                 Cashless Exercise.  Notwithstanding any provisions herein to the contrary, if the Fair Market Value (as defined below) of one Share is greater than the Warrant Price (at the date of calculation as set forth below), to the extent the Holder does not elect to pay cash upon the deemed exercise of this Warrant, the Holder shall be deemed to have elected to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

X = Y (A-B)

A

Where,

X=                                the number of Shares to be issued to the Holder;

Y=                                the number of Shares deemed purchased under the Warrant for which the Holder is not paying cash;

A=                                the Fair Market Value of one Share; and

B=                                the Warrant Price.

For purposes of this Section 3(a), the Fair Market Value of a Share is defined as follows:

(i)             if the Company’s Common Stock is traded on a securities exchange, the value shall be deemed to be the closing price on such exchange prior to the Exercise Notice (as defined in Section 4) being submitted in connection with the exercise of the Warrant; or

(ii)          if the Company’s Common Stock is actively traded over-the-counter, the value shall be deemed to be the closing bid prior to the Exercise Notice being submitted in connection with the exercise of the Warrant; if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Company’s Board of Directors.

4.                                      Exercise Notice. If the Holder wishes to exercise this Warrant, in whole or in part, the Holder must deliver to the Company, at its Principal Office, written notice of the exercise of the Warrant in the form set forth as Exhibit A hereto (“Exercise Notice”).

5.                                      Issuance Date.  The Holder shall be deemed to have become the holder of record of the Shares issuable upon the exercise hereof at the close of business on the date this Warrant is exercised with respect to such Shares, whether or not the transfer books of the Company shall be closed.

6.                                      Valid Issuance.  The Company hereby covenants that upon exercise of this Warrant any Shares as may be issued pursuant to such exercise will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.  The Company further covenants and agrees that the Company will at all times during the term of this Warrant have authorized and reserved, free from preemptive rights, a sufficient number of shares of the series of equity securities comprising the Shares to provide for the exercise of the rights represented by this Warrant.  If, at any time during the term of this Warrant, the number of authorized but unissued shares of such series of the Company’s equity securities shall not be sufficient to permit exercise in full of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary

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to increase its authorized but unissued shares of such series of the Company’s equity securities to such number of shares as shall be sufficient for such purposes.

7.                                      Adjustment.  If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes or if the Company shall effect a reorganization in which the equity holders of the Company immediately before the transaction own immediately after the transaction a majority of the outstanding voting securities of the surviving entity or its parent, if any, the Shares shall thereafter be convertible into the kind and number of Shares or other securities or property of the Company or its successor or otherwise to which the Holder would have been entitled if immediately prior to such change the Holder had acquired the Shares.  If the Shares are subdivided or combined into a greater or smaller number of Shares, the Warrant Price under this Warrant shall be proportionately reduced in the case of subdivision of shares or proportionately increased in the case of combination of Shares in both cases by the ratio which the total number of Shares to be outstanding immediately after such event bears to the total number of Shares outstanding immediately prior to such event.

8.                                      Fractional Shares.  In no event shall any fractional Share be issued upon any exercise of this Warrant.  If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 8, be entitled to receive a fractional Share, then the Company shall make a cash payment equal to the fair market value of one Share, as determined in good faith by the Board of Directors of the Company at such time multiplied by such fraction.

9.                                      Certificate of Adjustment.  Whenever the Warrant Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Chief Executive Officer of the Company setting forth the Warrant Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

10.                               Amendment.  The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the Holder of this Warrant.

11.                               Transfers; Lost, Mutilated Warrant.

(a)                                    Unregistered Security.  The holder of record hereof acknowledges that this Warrant and the Common Stock of the Company have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of (except for transfers to affiliates or transfers pursuant to Rule 144 promulgated under the Securities Act) this Warrant or any Common Stock issued upon its exercise or any Common Stock issued upon the conversion of such Common Stock in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Common Stock and registration or qualification of this Warrant or such Common Stock under any relevant U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.  Each certificate or

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other instrument for Common Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

(b)                                    Transferability.  Subject to the provisions of Section 11(a) hereof, this Warrant and all rights hereunder are transferable, in whole and not in part, by a Holder that is (i) a partnership transferring to its partners or former partners in accordance with partnership interests, (ii) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (iii) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, or (iv) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company by the above-named holder of record in person or by a duly authorized attorney.  The Company may treat the holder of record of this Warrant as the absolute owner hereof for all purposes and shall not be affected by any notice (other than a properly executed assignment) to the contrary.

(c)                          In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company.

(d)                                            If requested by the lead managing underwriter in connection with an initial public offering of shares of the Common Stock pursuant to an effective registration statement under the Securities Act, unless expressly authorized to do so by the lead managing underwriter, the Holder agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares issuable upon exercise of this Warrant without the prior written consent of such underwriter for such period of time, not to exceed one hundred eighty (180) days, from the effective date of such registration as the underwriters may specify; provided, however, that the Holder shall not be subject to such market stand-off obligation unless all of the Company’s directors and officers have entered into lock-up arrangements or market stand-off agreements with the managing underwriter. The underwriter may request such additional written agreements in furtherance of such stand-off in the form reasonably satisfactory to such underwriter. The Company may also impose stop-transfer instructions with respect to the shares subject to the foregoing restrictions until the end of said one hundred eighty (180) day period.

12.                               No Rights as Shareholders.  This Warrant does not entitle the Holder to any voting rights, information rights or other rights as a shareholder of the Company prior to the exercise hereof.  No dividends or interest shall be payable or accrued in connection with this Warrant or the interest represented hereby or the shares purchasable under this Warrant until and only to the extent that this Warrant has been exercised.

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13.                               No Impairment.  The Company will not, by amendment of its Certificate of Incorporation or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms.

14.                               Governing Law.  The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws.

15.                               Successors and Assigns.  This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holder’s successors, legal representatives and permitted assigns.

16.                               Business Days.  If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday in Delaware, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

19.                               Notices.  All notices, reports and other communications required or permitted hereunder shall be in writing and may be delivered in accordance with the Subscription Agreement.

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IN WITNESS WHEREOF, the Company has caused this Warrant No. 9-2013 to be duly executed by its duly authorized officer on March 15, 2013.

SFX ENTERTAINMENT, INC.

By:	/s/ Shelly Finkel
Name:	Shelly Finkel
Title:	President

SIGNATURE PAGE TO WARRANT NO. 9-2013

EXHIBIT A

NOTICE OF EXERCISE FORM

(To be executed only upon exercise of the warrant)

The undersigned, registered owner of Warrant No.        dated as of                   ,            (the “Warrant”) of SFX Entertainment, Inc., a Delaware corporation (the “Company”), irrevocably exercises such Warrant for the purchase of                  (          ) shares of Common Stock of the Company, purchasable with the Warrant, in consideration for an aggregate warrant price of                    ($                   ) all on the terms and conditions specified in the Warrant.

[or]

[The undersigned hereby elects irrevocably to convert its right to purchase              Shares of the Company under the Warrant for              Shares, as determined in accordance with the following formula:

X	=	Y(A-B) A

Where,		X =	The number of Shares to be issued to the Holder;
		Y =	The number of Shares deemed purchased under the Warrant for which the Holder is not paying cash;
		A =	The Fair Market Value of one Share which is equal to $ ; and
		B =	The Warrant Price which is equal to $ per share]

The undersigned requests that a certificate for such shares be registered as follows:

Name:

Address:

If the number of shares specified above is less than all the shares of Common Stock purchasable under the Warrant, the undersigned requests that a new warrant representing the remaining balance of such shares be registered as follows:

Name:

Address:

Date:

Signature of Registered Owner

Street Address

City	State	Zip

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of Warrant No.        of SFX Entertainment, Inc., a Delaware corporation, (the “Company”) dated as of                       ,        (the “Warrant”) hereby assigns and transfers unto the Assignee named below all the rights of the undersigned under this Warrant with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

The undersigned hereby irrevocably constitutes and appoints                                                                            as attorney-in-fact to make such transfer on the books of the Company maintained for such purpose, with full power of substitution in the premises.

Dated:
Signature of Registered Owner

Witness